Exhibit 99.2 NYSE: EQBK Merger with NBC Corp. of Oklahoma April 2, 2025

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Transaction Rationale • Further expands EQBK’s presence in vital Oklahoma markets, including OKC nd • Oklahoma becomes EQBK’s 2 largest deposit market STRATEGIC • More C&I Lending with lower CRE exposure • Core funded with low-cost deposits (84% Loan/Deposits) • Compelling EPS accretion – low double-digit w/ fully realized cost savings • TBV earn-back within 3 years FINANCIAL • Enhances EQBK’s key performance ratios • EQBK excess capital remains in-place; ready to deploy • Comprehensive diligence completed • No branch closures, low integration challenges LOW RISK • NBC has proven history of strong asset quality, low NCOs over long-cycles • High cultural fit: management & professionals, lending disciple, risk appetite 2

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Combined Company Profile

Pro Forma Balance Sheet Highlights[1]
(at Close)

$6.4B Total Assets

$4.3B Total Loans

$5.3B Total Deposits

9.2% TCE/TA

13.4% CET 1

16.2% TRBC

Equity Bancshares, Inc. + NBC

Pro Forma Footprint

#9 Oklahoma Market Rank[2]

1.58% Deposit Market Share[2]

$1.3B Total Deposits

COMBINED 15 ACROSS OKLAHOMA

OKLAHOMA 2nd LARGEST MARKET


KANSAS
MISSOURI
OKLAHOMA
ARKANSAS
EQUITY BANK
NBC OKLAHOMA

1) Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Forward Looking Statements" and slide 8 for key financial assumptions.
2) Source: S&P Global Market Intelligence, Deposit Market data as of 6/30/24. Market rank is based on counties with a EQBK / NBC physical presence

3

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK NBC Oklahoma | Overview Overview Total Assets Loans / Deposits (%) Parent Name NBC Corp. of Oklahoma Company Name NBC Oklahoma $906 83.5% Headquarters Oklahoma City, OK $899 76.8% $895 73.7% 73.7% Year Established 1933 Number of Offices 7 $906M $816M Total Assets Total Deposits $841 Profitable franchise with strong liquidity (1) and 89% core deposits Exemplary credit underwriting with history of NCO’s / Avg. Loans, averaging 0.10% over last decade 2021 2022 2023 2024 2021 2022 2023 2024 Branch Map Net Interest Margin (%) NCOs / Average Loans (%) 4.02% 3.65% 3.55% 3.48% 0.15% 0.06% 0.05% 0.05% 2021 2022 2023 2024 2021 2022 2023 2024 Source: S&P Global Market Intelligence, data per bank level regulatory filings 4 1) Core deposits defined as total deposits less jumbo time and brokered deposits

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Oklahoma City | Market Overview th th • Ranking 10 in deposit market share within Oklahoma City and 19 in the broader OKC MSA MARKET• Oklahoma City has a vibrant and growing economy, one of just 14 cities in the U.S. to gain over 100,000 residents DEMOGRAPHICS over the last decade • Over $5 billion worth of new investments within Oklahoma in 2024, projected to create over 5,000 new jobs (1) Population Growth 2025-2030 (%) Median HHI Growth(%) 9.28% 4.66% 8.82% 2.40% NBC Oklahoma National NBC Oklahoma National Companies Headquartered & Largest Employers in Oklahoma City Source: S&P Global Market Intelligence, Greater Oklahoma City Economic Development; Oklahoma Commerce 5 1) Deposit weighted by county

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Our Combined Markets Kansas Missouri Arkansas Market Rank #8 Market Rank #7 Market Rank #9 Deposits $2.5B Deposits $1.1B Deposits $317M Deposit Market Share 3.80% Deposit Market Share 1.89% Deposit Market Share 2.72% Oklahoma #9 1.58% $1.3B Oklahoma Deposit Market Total Deposits Market Rank Share COMBINED nd 2 15 LARGEST LOCATIONS MARKET 6 Source: S&P Global Market Intelligence, Deposit Market data as of 6/30/24. Market rank is based on counties with a EQBK / NBC physical presence.

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Pro Forma Loan & Deposit Composition Consumer and Other 2% Consumer and Other C&I 3% Agri. Consumer C&I Agri. 4% 21% and Other 19% C&I 2% 1% 29% Agri. Ag RE Ag RE 11% 7% 8% Ag RE $682M $3.5B $4.2B 6% LOANS Yield: 6.68% Yield: 7.15% Yield: 7.07% Res RE Res RE Res RE 16% 16% 15% CRE CRE CRE 37% 52% 50% (1) PRO FORMA NIB Demand NIB Demand 23% NIB Demand 30% IB Demand 22% IB Demand 27% 27% IB Demand $816M $4.4B DEPOSITS $5.2B 26% Time Time Cost: 2.07% Time Cost: 2.44% Cost: 2.00% 17% 17% 19% Savings Savings & MM & MM Savings & MM 35% 25% 33% Note: EQBK Loan and Deposit Data per GAAP filings; NBC Oklahoma Loan and Deposit Data per bank level regulatory filings; Yields/Costs per most recent quarter 7 1) Excludes purchase accounting adjustments; Estimated as of 12/31/2024

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Transaction Overview & Assumption

TRANSACTION STRUCTURE	• EQBK to acquire 100% of NBC Corp. of Oklahoma
	• NBC Oklahoma to merge into Equity Bank
	• Merger consideration consisting of stock and cash
	  • Stock: 3.219x shares of EQBK for each NBC share
	  • Cash: $19.1 million in total cash consideration

PRICING	• Total deal value of approximately $86.9 million(1) • Price to Adj. Tangible Book Value: 1.45x(2) • Price to 2024 Adjusted Earnings: 13.0x(3) • Adj. Core Deposit Premium: 4.0%(4)
PRO FORMA OWNERSHIP	• Approximately 91% EQBK / 9% NBC
GOVERNANCE & MANAGEMENT	• Ken Fergeson, Chairman of NBC, former Chairman of the American Bankers Association and largest shareholder of NBC will be appointed to EQBK's board • Key NBC operators to be retained
APPROVALS & CLOSING	• Customary regulatory approvals • Modeled close on June 30, 2025
CAPITAL RATIOS	• Remain well-capitalized based on all regulatory capital ratios

EXPECTED COST SAVINGS	• Estimated cost savings of approximately 34.5% of NBC's non-interest expense • Phased-in 50% in 2025 and 100% in 2026
MERGER CHARGES	• Approximately $9.1 million of pre-tax merger charges

FAIR VALUE MARKS	• 1.11% or ~$7.6 million gross loan credit mark
	  • 40% attributable to PCD loans
	  • 60% attributable to Non-PCD loans
	• Establish new reserve equal to 1.0x non-PCD
	• 1.17% loan interest rate mark or $7.9 million

CORE DEPOSIT INTANGIBLE	• 1.90% core deposit intangible, or $12.5 million(5)
OTHER KEY ASSUMPTIONS	• Projected NBC earnings adjusted for S-Corp to C-Corp transition at 20% tax rate
OPERATION & CONVERSION	• NBC Oklahoma to convert and integrate into Equity bank in the third quarter of 2025

1) Based on EQBK spot price of $39.21 as of 4/1/2025
2) Based on NBC stated consolidated equity as of 12/31/2024, adjusted for dividend of cash and certain assets at net book value and reversal of certain accrued liabilities ($3.8M)
3) NBC consolidated 2024 earnings adjusted for S-Corp to C-Corp transition at 20% tax rate
4) Core deposit premium equal to aggregate transaction value minus NBC tangible common equity, adjusted for dividend of cash and certain assets at net book value and reversal of certain accrued liabilities ($3.8M), as a percentage of core deposits. Core deposits defined as total deposits less time deposits greater than $100,000
5) Core deposits defined as total deposits less time deposits

8

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Compelling Pro Forma Financial Impact Earnings Impact 4.6% 12.5% 2025E EPS Impact 2026E EPS Impact Tangible Book Value Impact (5.0)% <3 Years Tangible Book Value Tangible Book Value Dilution Earnback Pro Forma Consolidated Capital at Close 9.2% 10.9% Tangible Common Equity / Leverage Ratio Tangible Assets 13.4% 16.2% Common Equity Tier 1 Total Risk-based Capital Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer Forward Looking Statements and slide 8 for key financial assumptions. 9

COMPANY PROFILE

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Equity Bancshares, Inc.| NYSE: EQBK Overview $5.3B $3.5B $4.4B $687M 1 Assets Loans Deposits Market Cap 9.95% 14.51% 18.07% WICHITA 2 TCE/TA CET 1 TRBC Headquarters Success in Executing Strategic Acquisitions - core competency $5.3B 26.6% C o m p o u n d A n n u a l 3 G r o w t h R a t e $1.6B SCALE DENSITY $380M GROWTH 12 2-5 4 START-UP B a n k A c q u i s i t i o n s A c q u i s i t i o n s o ve r B a n k A c q u i s i t i o n s 4 A c q u i s i t i o n s S I N CE I P O N e a r Ho r i zo n 2008 2015 2024 2002 IPO 1) Market Cap as of 4/1/2025 2) Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation 11 3) Compound Annual Growth Rate since EQBK was founded in 2002

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Leadership Team Brad Elliott Rick Sems Equity Bancshares, Inc. Chairman & CEO Equity Bank CEO Years in Banking: 36 Years in Banking: 25 Founded Equity Bank in 2002 Announced as Equity Bank CEO in May 2024. Joined Equity Bank as 2018 EY Entrepreneur of the Year National Finalist President in May 2023. Prior to joining, Rick served as Chief Banking 2014 Most Influential CEO, Wichita Business Journal Officer of First Bank in St. Louis and President & CEO of Reliance Bank Chris Navratil Julie Huber Chief Financial Officer Chief Operating Officer Years in Banking: 14 Years in Banking: 35 Announced as Chief Operating Officer in May 2024. Served in variety of Promoted to Chief Financial Officer in August 2023. Previously served as leadership roles in her time at Equity Bank including overseeing our Bank CFO and prior to Equity, spent 7 years within the Financial operations, HR, compliance functions and sales and training, and as Institution Audit Practice with Crowe LLP managed the integration process for each acquisition. Brett Reber Kryzsztof Slupkowski Chief Credit Officer General Counsel Years in Law: 37 Years in Banking: 12 Prior to joining Equity Bank, he served as Managing Member of the Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Wise & Reber, L.C. law firm. Brett has practiced corporate and business law for over 30 years. Commerce Bancshares. David Pass Ann Knutson Chief Information Officer Chief Human Resources Officer Years in Banking: 24 Years in Banking: 17 Previously served in IT leadership positions at UMB Financial Previously served in human resource leadership positions at Bank Five Corporation and CoBiz Financial. Nine and Summit Credit Union 12

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Our Value Proposition Organic Growth Our guiding principles and Strategic Mergers & Acquisitions commitment to entrepreneurial spirit Disciplined Credit Standards are part of our longstanding framework for Effective Balance Sheet & Capital Management delivering shareholder value EPS & Tangible Book Value Growth 13

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Record of M&A Execution

	First Ind. Corp.	Community First Bancshares	Prairie State Bancshares	Eastman National Bancshares	Cache Holdings, Inc.	Kansas Bank Corporation	Adams Dairy Bancshares	City Bank & Trust Company	Almena State Bank	American State Bancshares, Inc.	Rockhold Bancorp.	Kansasland Bancshares, Inc.
Total Assets ($m)	$135	$463	$147	$261	$325	$322	$111	$157	$71	$781	$406	$52
Ann. Date	7/28/2015	7/14/2016	10/20/2016	7/17/2017	7/17/2017	12/18/2017	12/18/2017	6/12/2018	10/23/2020	5/17/2021	12/6/2023	4/22/2024
Days to Close	73	119	141	116	116	137	137	72	N/A[1]	137	65	70
Days to Convert	At Close	At Close	At Close	At Close	At Close	At Close	At Close	126	85	At Close	157	124

PRICING MULTIPLES

P / TBV	1.05x	1.53x	1.40x	1.76x	1.77x	1.41x	1.53x	1.41x	N/A	1.11x	1.27x	NM
Core Deposit Premium	0.8%	6.7%	6.6%	9.8%	11.0%	6.3%	7.7%	6.1%	1.0%	1.2%	2.8%	NM

TRANSACTION IMPACT

EPS Impact	11%	26%	5%	9%	7%	3%	1%	5%	2%	16%	12%	1%
TBV Impact	Accretive	(9%)	(1%)	(3%)	(2%)	(2%)	(1%)	(2.8%)	Accretive	(3.7%)	(3.4%)	(0.03%)
TBV Earnback	Bargain Purchase	3.5 yrs	1.4 yrs	2.8 yrs	2.8 yrs	2.8 yrs	2.7 yrs	2.8 yrs	Bargain Purchase	2.9 yrs	1.3 yrs	0.3 yrs

Note: Transaction impact assumes cost savings are fully realized
1) FDIC deal closed on date of announcement.

14

APPENDIX

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Comprehensive Due Diligence • Thorough review of key operating areas of the bank over multiple weeks • Carried out by EQBK team members and leadership across multiple verticals, with deep acquisition and integration experience • Detailed credit review PROCESS OVERVIEW• Analysis of loan portfolio performance and key characteristics • Focus on underwriting philosophy and credit culture • 100% coverage of total loans with relationships of $1M or greater • 100% coverage of classified/non-performing/special mentions Due Diligence Scope Credit Quality Financial & Accounting Commercial Lending Operations Information Technology Risk Management Treasury Audit Regulatory Legal Human Resources Compliance 16

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Goodwill and TBV Reconciliation Goodwill Reconciliation $ in Millions At Close TBV Reconciliation $ in Millions At Close EQBK Common Equity 620.0 Total Consideration $86.9 Less: Goodwill and Intangibles (66.9) NBC Common Equity 68.0 EQBK Tangible Common Equity $553.1 Less: Pre-Deal Adjustments (3.8) Less: Deal Charges Attributable to NBC (4.3) Merger Adjustments NBC Tangible Common Equity $59.9 Stock Consideration to NBC 67.8 FMV Adjustments Goodwill (23.7) CDI (12.5) Loan Rate Mark (7.9) Deal Charge (3.4) Loan Credit Mark (7.6) CECL (3.6) Reversal of ALLL 7.6 Pro Forma Tangible Common Equity $577.6 Other Rate Related Marks (0.5) Total FMV Adjustments ($8.5) EQBK Standalone Shares Outstanding 17.4 Deferred Tax Assets / (Liability) 1.7 EQBK Standalone TBV per Share $31.75 NBC Adjusted TBV 53.2 Pro Forma Shares Outstanding 19.1 Implied Premium 33.8 Pro Forma TBV per Share $30.16 Premium Allocation TBVPS Accretion / (Dilution) ($) ($1.59) Core Deposit Intangible 12.5 TBVPS Accretion / (Dilution) (%) (5.0%) Deferred Tax Asset / (Liability) (2.5) Pro Forma Tangible Assets $6,255.3 Net CDI Allocation 10.0 Pro Forma TCE/TA 9.2% Goodwill Allocation $23.7 Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer Forward Looking Statements and slide 8 for key financial assumptions. 17

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Pro Forma Earnings Reconciliation Illustrative Earnings Accretion (assumes 6/30/25 close) ($ in Millions) 2025E 2026E (1) EQBK Earnings 64.7 71.6 NBC Earnings 4.1 8.5 Combined Earnings $68.8 $80.1 After-Tax Merger Adjustments Cost Savings 1.9 7.9 Accretion of Rate Related Marks 1.0 1.7 Accretion of Non-PCD Mark 0.7 1.3 CDI Amortization (0.9) (1.7) Opportunity Cost of Cash (0.5) (0.9) Total Merger Adjustments $2.2 $8.3 Pro Forma Earnings $71.01 $88.36 Standalone EQBK Diluted Shares Outstanding 17.7 17.7 EQBK Standalone Earnings per Share $3.66 $4.05 Pro Forma Diluted Shares Outstanding 18.5 19.4 Pro Forma Earnings per Share $3.83 $4.56 Pro Forma EPS Accretion ($) $0.17 $0.50 Pro Forma EPS Accretion (%) 4.6% 12.5% Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer Forward Looking Statements and slide 8 for key financial assumptions. 18 1) Earnings per Street Consensus Estimates

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Non-GAAP Reconciliation

CALCULATIONS OF TANGIBLE COMMON EQUITY AND RELATED MEASURES

($ in thousands, except per share data)

	QUARTER ENDED				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Total stockholder's equity	$592,918	$504,038	$461,435	$456,776	$452,860
Less: goodwill	53,101	53,101	53,101	53,101	53,101
Less: core deposit intangibles, net	14,969	16,029	16,636	17,854	7,222
Less: mortgage servicing rights, net	0	0	25	50	75
Less: naming rights, net	957	968	979	989	1,000
Tangible Common Equity	**$523,891**	**$433,940**	**$390,694**	**$384,782**	**$391,462**
Common shares outstanding at period end	17,419,858	15,288,309	15,200,194	15,327,799	15,428,251
Diluted common shares outstanding at period end	17,636,843	15,497,446	15,358,396	15,469,531	15,629,185
Book value per common share	**$34.04**	**$32.97**	**$30.36**	**$29.80**	**$29.35**
Tangible book value per common share	**$30.07**	**$28.38**	**$25.70**	**$25.10**	**$25.37**
Tangible book value per diluted common share	**$29.70**	**$28.00**	**$25.44**	**$24.87**	**$25.05**
Total assets	$5,332,047	$5,355,233	$5,245,517	$5,239,036	$5,034,592
Less: goodwill	53,101	53,101	53,101	53,101	53,101
Less: core deposit intangibles, net	14,969	16,029	16,636	17,854	7,222
Less: mortgage servicing rights, net	0	0	25	50	75
Less: naming rights, net	957	968	979	989	1,000
Tangible assets	**$5,263,020**	**$5,285,135**	**$5,174,776**	**$5,167,042**	**$4,973,194**
Total stockholders' equity to total assets	**11.12%**	**9.41%**	**8.80%**	**8.72%**	**8.99%**
Tangible common equity to tangible assets	**9.95%**	**8.21%**	**7.55%**	**7.45%**	**7.87%**

19

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity,” “we,” “us,” “our,” “the company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, the business of NBC experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; the ability to obtain regulatory approval of the NBC transactions; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. NO OFFER OR SOLICITATION This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 20

investor.equitybank.com